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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) February 1, 2008


                              SunCom Wireless, Inc.
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             (Exact name of registrant as specified in its charter)


        Delaware                  333-57715                  23-2930873
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   (State or other         (Commission File Number)      (I.R.S. Employer
    jurisdiction of                                       Identification No.)
    incorporation


                                1100 Cassatt Road
                           Berwyn, Pennsylvania 19312
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          (Address of principal executive offices, including zip code)


                                 (610) 651-5900
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              (Registrant's telephone number, including area code)




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             (Former name or address, if changed since last report)



     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01. Other Events.

On February 1, 2008, we announced that we are commencing a consent solicitation to amend the indenture governing our outstanding 8 1/2% senior notes due 2013. A copy of the press release announcing the consent solicitation is attached as
Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

         (a) Not applicable.

         (b) Not applicable.

         (c) Not applicable.

         (d) Exhibit:

             99.1 Press release dated February 1, 2008 (incorporated by reference to Exhibit 99.1 to the Form 8-K of SunCom Wireless Holdings, Inc. filed February 1, 2008).




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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                               SUNCOM WIRELESS, INC.


Dated: February 1, 2008        By: /s/ Eric Haskell
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                                  Eric Haskell
                                  Executive Vice President and
                                  Chief Financial Officer